UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2005

Penwest Pharmaceuticals Co.
(Exact Name of Registrant as Specified in Charter)

Washington	000-23467	91-1513032
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11
Danbury, Connecticut		06810-5120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (877) 736-9378
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On August 22, 2005, Penwest Pharmaceuticals Co. announced in a press release that Endo Pharmaceuticals Inc., Penwest’s partner in the development and commercialization of oxymorphone extended-release tablets, has reported the results from the Phase III clinical trial of this drug, which was conducted under the special protocol assessment process of the U.S. Food and Drug Administration. The press release issued by Penwest is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: August 22, 2005	By:	/s/ Jennifer L. Good
Jennifer L. Good
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 22, 2005